UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

Universal Logistics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	0-51142	38-3640097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12755 E. Nine Mile Road
Warren, Michigan		48089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 586 920-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

On October 21, 2025, the Audit Committee of the Board of Directors of Universal Logistics Holdings, Inc. (the “Company”) concluded that the Company will record a material non-cash impairment charge related to certain intangible assets associated with the Company’s intermodal segment in connection with the preparation of its financial statements for the third quarter ended September 27, 2025.

The Company is currently in the process of finalizing the calculation of the estimated amount or range of this impairment charge, and such estimate is not yet available. The Company will file an amendment to this Current Report on Form 8-K once the estimate of the impairment charge is determined.

Item 7.01 Regulation FD Disclosure.

The Company also announced that it has postponed the release of its financial results for the third quarter ended September 27, 2025, which was previously scheduled for October 23, 2025. The delay is to allow additional time to complete certain financial reporting procedures related to the calculation of the impairment charge described above. The Company also announced that it is postponing the investor conference call originally scheduled for October 24, 2025 at 10:00 a.m. ET.

The Company will announce a new date and time for the issuance of its earnings release and conference call once the financial reporting process is complete.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date:	October 23, 2025	By:	/s/ Steven Fitzpatrick
Steven Fitzpatrick Secretary